SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    August 13, 2002

CORVIS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-30989	52-2041343
(Commission File Number)	(I.R.S. Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland                                21046-9400

            (Address of Principal Executive Offices)                                      (Zip Code)

(443) 259-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

A list of exhibits furnished herewith is contained on the Index to Exhibits which immediately precedes such exhibits, and is hereby incorporated by reference.

Item 9. Regulation FD Disclosure.

On August 13, 2002, Corvis Corporation (“Corvis”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002. In connection with the filing of the Form 10-Q, Corvis hereby furnishes the certification required by Section 906 of the Sarbanes-Oxley Act of 2002. The certification is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVIS CORPORATION

Dated: August 13, 2002	/s/ Lynn D. Anderson
By: Lynn D. Anderson Its: Senior Vice President, Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Certification under Section 906 of the Sarbanes-Oxley Act of 2002

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